U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



        Date of Report (Date of earliest event reported): April 19, 2004


                           Commission File No. 0-28099



                         ALADDIN SYSTEMS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             NEVADA                              86-0866757
  (STATE OR OTHER JURISDICTION OF    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
   INCORPORATION OR ORGANIZATION)

                               245 WESTRIDGE DRIVE
                          WATSONVILLE, CALIFORNIA 95076
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                    ISSUER'S TELEPHONE NUMBER: (831) 761-6200


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

ITEM 5.   DISPOSITION OF ASSETS

      On April 19, 2004, Aladdin Systems Holdings, Inc. (the "Company") completed the sale of its Aladdin Systems, Inc. ("Aladdin Systems") subsidiary to International Microcomputer Software, Inc. ("IMSI") pursuant to the terms of the Stock Purchase Agreement ("Agreement") executed by the Company and IMSI on January 20, 2004. The transaction was approved by the shareholders of the Company by written consent dated February 2, 2004.

      Pursuant to the terms of the Agreement, the Company received (a) $1,500,000 in cash, (b) three-year secured convertible promissory notes in the aggregate amount of $3,000,000 bearing interest at 4% and (c) 2,317,881 newly issued shares of IMSI common stock. In addition, during the three year period following the closing, the Company may be entitled to receive an additional amount of up to $2,000,000 in cash based upon the revenues of Aladdin Systems during such period.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      The Unaudited Pro Forma Consolidated Statements of Income set forth below give effect to the sale of Aladdin Systems, Inc. (described in Item 5 above) as if the disposition had occurred at the beginning of each period presented.

      The pro forma adjustments are based on presently available information and assumptions that management believes are reasonable and are described in the Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements. The unaudited pro forma financial information has been included as required by the Securities and Exchange Commission and is not necessarily indicative of the results that would have been reported had the disposition actually occurred on the dates specified, nor is it indicative of the results that may be obtained in the future.

      The following unaudited pro forma financial information has been derived by the application of pro forma adjustments to the historical financial statements contained in our Form 10-KSB for the year ended December 31, 2002 and our Quarterly Report on Form 10-QSB for the nine months ended September 30, 2003 filed, both of which are incorporated herein by reference. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 was prepared as if the Transaction had occurred on such date. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2003 gives effect to the Transaction as if it had occurred as of the beginning of such fiscal period. The pro forma adjustments are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable, and are described in the accompanying notes. The pro forma financial statements should not be considered indicative of actual balance sheet data or results that would have been achieved had the transaction described below been consummated on the dates indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial information should be read in conjunction the discussion under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and the notes thereto contained in our Form 10-KSB for the year ended December 31, 2002 and our Quarterly Report on Form 10-QSB for the nine months ended September 30, 2003.


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


                         ALADDIN SYSTEMS HOLDINGS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2003
                                    UNAUDITED

                                                                     HISTORICAL              ADJUSTMENTS          PRO FORMA

                           ASSETS
                                             Current Assets:
                                   Cash and cash equivalents            $265,555               $(265,555)                 $-
           Accounts receivable (net of allowance of $72,056)             989,939                (989,939)                  -
                                                 Inventories              83,807                 (83,807)                  -
                                       Investment in Systems                                    2,312,836          2,312,836
                           Prepaid expenses and other assets             202,227                (156,914)             45,313
                                                             --------------------   -----------------------------------------
                                        Total current assets           1,541,528                  816,621          2,358,149

                                   Capitalized software, net           1,555,648                (762,674)            792,974
                                 Property and equipment, net             277,011                (234,351)             42,660
                                                             --------------------   -----------------------------------------

                                                                      $3,374,187               $(180,404)         $3,193,783
                                                             ====================   =========================================

            LIABILITIES AND STOCKHOLDERS' EQUITY
                                        Current Liabilities:
                         Current maturates of long-term debt             346,410                (346,410)                  -
                          Related party notes (demand notes)             110,062                (110,062)                  -
                                          Related party note             196,000                (196,000)                  -
                                 Note payable (intercompany)                                   1,361,990           1,361,990
                                            Accounts payable             532,897                (418,117)            114,780
                      Accrued expenses and other liabilities             492,803                (383,966)            108,837
                                                             --------------------   -----------------------------------------
                                   Total current liabilities           1,678,172                 (92,565)          1,585,607

                                              Long-term debt              87,839                 (87,839)                  -

                                        Stockholders' equity
Common stock, $.001 par value: 50,000,000 shares authorized;
                           12,230,272 issued and outstanding              12,230                        -             12,230
                                             Paid-in capital           2,144,842                        -          2,144,842
                                         Accumulated deficit            (548,896)                       -           (548,896)
                                                             --------------------   -----------------------------------------
                                  Total stockholders' equity           1,608,176                        -          1,608,176

                                                                      $3,374,187               $(180,404)         $3,193,783
                                                             ====================   =========================================



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

                         ALADDIN SYSTEMS HOLDINGS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2003
                                    UNAUDITED

                                               HISTORICAL            ADJUSTMENTS            PROFORMA

                                Sales           $5,897,545            $(5,886,745)             $10,800
                        Cost of sales              772,488               (768,313)               4,175
                                      -----------------------------------------------------------------

                         Gross profit            5,125,057             (5,118,432)               6,625

                  Operating Expenses:
         Marketing, sales and support            2,839,728             (2,413,658)             426,070
             Research and development            1,817,909             (1,580,174)             237,735
           General and administrative              997,622               (717,665)             279,957
                                      -----------------------------------------------------------------

             Total operating expenses            5,655,259             (4,711,497)             943,762

                 Loss from operations            (530,202)               (406,935)            (937,137)

              Other income (expense):
                     Interest expense             (12,947)                 12,947                   -
              Other income (expense):             (43,144)                (18,072)            (61,216)
                                      -----------------------------------------------------------------

         Net loss before income taxes            (586,293)               (412,060)           (998,353)

         Income tax expense (benefit)                   -                       0                   -
                                      -----------------------------------------------------------------

                      Net income loss           $(586,293)              $(412,060)          $(998,353)
                                      =================================================================


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

Notes To Unaudited Pro Forma Financial Information

      The unaudited pro forma condensed consolidated balance sheet as of September 30, 2003, and the unaudited pro forma condensed consolidated statement of operations the nine months ended September 30, 2003 give effect to the following:

      We have assumed that the Transaction occurred as of September 30, 2003 for purposes of the consolidated balance sheet as of September 30, 2003, as of January 1, 2002 with respect to the consolidated statement of operations for the nine months ended September 30, 2003.

      The unaudited pro forma information is not necessarily indicative of the results that would have occurred had the merger taken place at the respective time periods specified nor does such information purport to project the results of operations for any future date or period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALADDIN SYSTEMS HOLDINGS, INC.
(Registrant)

/s/ Jonathan Kahn                                    Date:  May 3 2004
----------------------------------------
(Jonathan Kahn, CEO and Director)



EXHIBIT INDEX

Exhibit No                                  Description
-----------                                 --------
   10                                       Stock Purchase Agreement


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